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                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

Name of Subsidiary                                  Jurisdiction of Organization
------------------                                  ----------------------------
EquityCo, L.L.C.                                               Nevada

      MezzCo, L.L.C.                                           Nevada

           OpBiz, L.L.C.                                       Nevada